WADDELL & REED ADVISORS
               CASH
               MANAGEMENT,
               INC.

               ANNUAL
               REPORT
               ------------------
               September 30, 2000

CONTENTS

         3     Manager's Letter

         5     Investments

        13     Statement of Assets and Liabilities

        14     Statements of Operations

        15     Statements of Changes in Net Assets

        16     Financial Highlights

        20     Notes to Financial Statements

        24     Independent Auditors' Report

        25     Income Tax Information

        26     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Cash Management, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Cash Management, Inc. current prospectus.

MANAGER'S LETTER OF CASH MANAGEMENT
-----------------------------------------------------------------
SEPTEMBER 30, 2000

Dear Shareholder,

This report relates to the operation of Waddell & Reed Advisors Cash Management, Inc. for the fiscal period ended September 30, 2000. The following tables provide you with information regarding the Fund's performance during that period, while the following discussion provides you with information regarding the Fund's performance during the twelve months ended September 30, 2000. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from June 30 to September 30.

At the end of 1999, the Federal Reserve was in the midst of increasing interest rates, which was in response to an apparently "overheated" U.S. economy. This economic growth, it was feared, would bring increased inflation, as the demand for goods began to outpace the production of those goods.

The Federal Reserve had already increased the federal funds rate 50 basis points during the previous quarter, and went on to increase the funds rate another 25 basis points at its November 16, 1999 meeting. At year end, the federal funds rate stood at 5.5 percent. Late in 1999, the Federal Reserve pumped large amounts of money into the banking system in preparation for Y2K. At the same time, issuers of short-term securities structured their borrowings such that they would not be in the market at the turn of the year. This created interest-rate volatility at year- end 1999.

The new millennium began with the U.S. economy growing at a rate the Federal Reserve believed unsustainable. Therefore, the Federal Reserve drained excess money out of the system, while continuing to increase interest rates in an attempt to slow the economy. The federal funds rate was increased a full percentage point during the first half of 2000. By June 2000, there were signs that the economy might be slowing, and as the summer progressed, there were more signs of an economic slowdown. Market sentiment moved from the anticipation of higher short-term interest rates to the belief that the Federal Reserve would hold short-term interest rates steady into the first part of the new year.

Over the course of the last year, interest rates have increased by 1.25 percentage points, which helped the Fund's overall yield increase during the past year. Moreover, the Fund's yield was increased by the rate volatility over year end, which we used to our advantage.

Because the outlook initially was for increased short-term rates, we invested the Fund's assets in securities with short maturities and in floating-rate notes. Securities were also purchased over year-end to take advantage of higher yields for securities maturing in Y2K. As interest rates increased, securities with longer maturities were purchased to capitalize on higher yields. As the market sentiment has shifted to a belief that no rate changes are imminent, we have remained in higher-yielding securities and floating rate products, which we believe gives the Fund an advantage over commercial paper.

We kept a shorter average maturity early in the year as interest rate increases were anticipated, and lengthened the average maturity as rates increased. As the short-term yield curve has flattened, we have used security selection and floating-rate securities in an attempt to capture above average yields.

Going forward, we believe the Federal Reserve will refrain from raising interest rates during the fourth quarter of 2000 and into 2001. Slowing in some sectors of the economy has given impetus to market sentiment that the Federal Reserve will not have to increase the federal funds rate further to slow economic growth. However, the Federal Reserve Board has not yet given indication that it has seen sufficient signs of slowing economic growth to a level that it deems non-inflationary. Therefore, it remains uncertain if this cycle of interest rate increases has ended.
We intend to continue to seek to maintain performance through security selection that can maximize yield while maintaining our low-risk profile. We also intend to invest to take advantage of changes in the short-term yield curve and plan to continue investing in variable-rate securities; however, we intend to extend maturities to capture higher yields as opportunities present themselves.

In closing, I would like to thank you for your investment, your continued confidence and your support of Waddell & Reed Advisors Cash Management.


Sincerely,


Mira Stevovich,
Manager, Waddell & Reed Advisors Cash Management, Inc.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

BANK OBLIGATIONS
Certificates of Deposit - 2.14%
 Yankee
 Banque Nationale de Paris,
   6.88%, 3-29-01 ........................   $10,000 $  9,986,253
 Societe Generale - New York,
   6.5725%, 12-7-00 ......................     9,000    8,999,652
   Total .................................             18,985,905

Commercial Paper - 2.61%
 ANZ (DE) Inc.:
   6.5%, 11-3-00 .........................     1,210    1,202,790
   6.51%, 11-3-00 ........................     1,900    1,888,662
 Banc One Financial Corp. (Bank One Corporation),
   6.56%, 10-4-00 ........................    20,000   19,989,067
   Total .................................             23,080,519

Notes - 10.10%
 Banc One Corp.,
   6.67%, 1-3-01 .........................    14,000   14,000,000
 First Bank of South Dakota (U.S. Bank
   National Association),
   6.69375%, 12-20-00 ....................    10,000   10,001,206
 First Chicago NBD Corporation
   (Bank One Corporation),
   6.785%, 12-20-00 ......................     5,375    5,379,571
 First Union National Bank:
   6.68%, 3-7-01 .........................    14,000   14,000,000
   6.6225%, 5-18-01 ......................     9,000    9,000,000
 J.P. Morgan & Co., Incorporated,
   6.59%, 10-6-00 ........................    10,000   10,000,000
 Wells Fargo & Company:
   6.60%, 12-19-00 .......................    17,000   16,997,074
   6.875%, 5-10-01 .......................    10,000    9,986,027
   Total .................................             89,363,878

TOTAL BANK OBLIGATIONS - 14.85%                      $131,430,302
 (Cost: $131,430,302)

CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 1.33%
 BOC Group Inc. (DE),
   6.73%, 10-3-00 ........................    11,800   11,795,588


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Communication - 5.10%
 AT&T Corp.:
   6.6525%, 10-19-00 .....................   $11,000 $ 11,000,000
   6.67%, 3-8-01 .........................    14,000   14,000,000
 British Telecommunications PLC:
   6.55%, 10-24-00 .......................     2,000    1,991,631
   6.57%, 2-20-01 ........................     3,228    3,144,346
 SBC Communications Inc.,
   6.76%, 10-2-00 ........................    15,000   14,997,183
   Total .................................             45,133,160

 Electric, Gas and Sanitary Services - 5.79%
 Allegheny Energy Inc.:
   6.72%, 10-2-00 ........................     8,020    8,018,503
   6.55%, 11-8-00 ........................     3,394    3,370,534
   6.55%, 11-20-00 .......................    10,000    9,909,028
 Kansas City Power & Light Company,
   6.50%, 11-15-00 .......................     8,820    8,748,337
 Northern Illinois Gas Company,
   6.60%, 10-5-00 ........................     4,790    4,786,487
 Pacific Gas & Electric Co.:
   6.62%, 10-12-00 .......................     5,000    4,989,886
   6.70%, 10-19-00 .......................       467      465,436
 Questar Corp.,
   6.52%, 10-3-00 ........................    11,000   10,996,016
   Total .................................             51,284,227

 Food and Kindred Products - 0.12%
 Bestfoods,
   6.50%, 10-3-00 ........................     1,031    1,030,628

 Printing and Publishing - 1.68%
 Tribune Co.,
   6.53%, 11-28-00 .......................    15,000   14,842,192

Total Commercial Paper - 14.02%                       124,085,795

Commercial Paper (backed by irrevocable bank
 letter of credit)
 Chemicals and Allied Products - 0.67%
 Formosa Plastics Corp. U.S.A. (Bank of America N.A.),
   6.53%, 11-3-00 ........................     6,000    5,964,085

 Nondepository Institutions - 1.76%
 ED&F Man Finance Inc. (Rabobank Nederland):
   6.7%, 10-5-00 .........................     6,314    6,309,300
   6.52%, 10-17-00 .......................     9,300    9,273,050
   Total .................................             15,582,350

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (backed by irrevocable bank
 letter of credit) (Continued)
 Oil and Gas Extraction - 2.90%
 Louis Dreyfus Corp. (Bank of Montreal),
   6.53%, 10-23-00 .......................   $ 5,971  $ 5,947,172
 Louis Dreyfus Corp. (Dresdner Bank AG):
   6.51%, 10-10-00 .......................    14,749   14,724,996
   6.50%, 10-12-00 .......................     5,000    4,990,069
   Total .................................             25,662,237

Total Commercial Paper (backed by irrevocable bank
 letter of credit) - 5.33%                             47,208,672

Notes
 Amusement and Recreation Services - 0.19%
 Walt Disney Company (The),
   6.375%, 3-30-01 .......................     1,700    1,692,916

 Electric, Gas and Sanitary Services - 3.03%
 Baltimore Gas and Electric Company,
   6.65%, 12-1-00 ........................    24,078   24,077,755
 Pacificorp (Scot Power),
   9.1%, 3-1-01 ..........................     2,750    2,773,384
   Total .................................             26,851,139

 General Merchandise Stores - 1.12%
 Wal-Mart Stores, Inc.,
   5.955%, 6-1-01 ........................    10,000    9,897,489

 Industrial Machinery and Equipment - 1.30%
 AP Knitting Elements, Inc. (Wachovia Bank, N.A.),
   6.62%, 10-4-00 ........................     4,500    4,500,000
 International Business Machines Corporation,
   5.56%, 3-8-01 .........................     7,000    6,965,446
   Total .................................             11,465,446

 Instruments and Related Products - 2.08%
 Honeywell International Inc.,
   5.75%, 3-15-01 ........................    18,500   18,408,911

 Insurance Carriers - 0.96%
 Atlantic American Corporation (Wachovia Bank, N.A.),
   6.62%, 10-4-00 ........................     8,500    8,500,000

 Miscellaneous Retail - 1.05%
 Todd Shopping Center, L.L.C., Taxable
   Variable Rate Demand Bonds, Series 1999
   (Wachovia Bank, N.A.),
   6.62%, 10-4-00 ........................     9,300    9,300,000

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Nondepository Institutions - 9.34%
 Associates Corp. of North America,
   6.76%, 12-14-00 .......................   $ 9,000  $ 9,008,053
 Caterpillar Financial Services Corp.:
   6.78%, 11-17-00 .......................     4,000    4,000,625
   7.06%, 6-25-01 ........................     3,000    2,998,147
 Deere (John) Capital Corp.:
   6.08%, 12-18-00 .......................     2,865    2,859,652
   6.58%, 1-26-01 ........................    12,500   12,500,000
   7.0505%, 8-6-01 .......................    10,000    9,989,389
 Ford Motor Credit Company:
   6.375%, 10-6-00 .......................     4,000    4,000,020
   6.93%, 12-20-00 .......................     1,850    1,852,343
   5.67%, 2-15-01 ........................     1,500    1,494,178
 General Motors Acceptance Corporation,
   5.4%, 2-26-01 .........................     9,000    8,952,090
 Transamerica Finance Corporation:
   6.7725%, 12-12-00 .....................    14,000   14,000,000
   6.6925%, 3-16-01 ......................    11,000   11,000,000
   Total .................................             82,654,497

 Real Estate - 0.14%
 Trap Rock Industries, Inc. (First Union National Bank),
   6.73%, 10-4-00 ........................     1,225    1,225,000

 Security and Commodity Brokers - 2.10%
 Merrill Lynch & Co., Inc.:
   6.7%, 2-22-01 .........................    13,600   13,583,678
   6.5%, 4-1-01 ..........................     5,000    4,993,893
   Total .................................             18,577,571

 Wholesale Trade - Nondurable Goods - 0.98%
 Philip Morris Companies Inc.,
   6.0%, 7-15-01 .........................     8,800    8,719,037

Total Notes - 22.29%                                  197,292,006

TOTAL CORPORATE OBLIGATIONS - 41.64%                 $368,586,473
 (Cost: $368,586,473)

MUNICIPAL OBLIGATIONS
Arizona - 0.34%
 The Industrial Development Authority of the
   County of Maricopa, Taxable Variable Rate
   Demand, Multifamily Housing Revenue
   Refunding Bonds (Villas Solanas Apartments
   Project), Series 2000B,
   6.7%, 10-5-00 .........................     3,000    3,000,000

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
California - 4.38%
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   6.62%, 10-3-00 ........................   $29,000 $ 29,000,000
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds:
   Shell Martinez Refining Company
   Project, Series 1996 (Taxable),
   6.55%, 11-13-00 .......................     5,750    5,750,000
   Shell Oil Company Project,
   Series 1998A (Taxable),
   6.56%, 11-6-00 ........................     4,000    4,000,000
   Total .................................             38,750,000

Colorado - 3.53%
 City and County of Denver, Colorado, Department
   of Aviation, Airport System, Subordinate
   Commercial Paper Taxable Notes, Series 2000B,
   6.53%, 12-05-00 .......................    29,789   29,437,779
 Kit Carson County, Colorado, Architectural
   Development Revenue Bonds (Taxable), (Midwest
   Farms, L.L.C. Project), Series 1997 (Norwest
   Bank Minnesota, National Association),
   6.7%, 10-5-00 .........................     1,830    1,830,000
   Total .................................             31,267,779

Florida - 1.06%
 City of Gainesville, Florida, Utilities System,
   Commercial Paper Notes, Series D
   (Federally Taxable), (Suntrust),
   6.53%, 11-13-00 .......................     9,496    9,421,934

Indiana - 1.70%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds,
   (Amoco Oil Company Project), Taxable Series 1995
   (Amoco Corporation):
   6.57%, 11-6-00 ........................    12,000   12,000,000
   6.62%, 11-2-00 ........................     3,000    3,000,000
   Total .................................             15,000,000

Kentucky - 0.45%
 City of Bardstown, Kentucky, Taxable Variable Rate
   Demand Industrial Revenue Bonds,
   Series 1995 (R.J. Tower Corporation Project),
   (Comerica Bank),
   6.59%, 10-5-00 ........................     4,000    4,000,000
                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Louisiana - 9.13%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale):
   6.62%, 12-6-00 ........................   $25,515 $ 25,515,000
   6.63%, 12-5-00 ........................     9,000    9,000,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project):
   6.64%, 11-3-00 ........................    18,450   18,450,000
   6.62%, 11-30-00 .......................    11,000   11,000,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   6.63%, 11-6-00 ........................    16,825   16,825,000
   Total .................................             80,790,000

Massachusetts  - 0.44%
 Massachusetts Industrial Finance Agency, Taxable
   Revenue Bonds (Southcoast Nursing and
   Rehabilitation Center Partnership Issue -
   Series 1997), (Fleet National Bank),
   6.75%, 10-4-00 ........................     3,900    3,900,000

Mississippi - 0.68%
 Mississippi Business Finance Corporation,
   Taxable Adjustable Mode, Industrial Development
   Revenue Bonds (BenchCraft Project), Series 1999
   (Wachovia Bank, N.A.),
   6.62%, 10-4-00 ........................     6,000    6,000,000

New Jersey - 1.35%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   6.73%, 10-4-00.........................    11,950   11,950,000


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
New York - 2.64%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   6.61%, 12-04-00 .......................   $12,810 $ 12,810,000
 Dutchess County Industrial Development Agency,
   Taxable Variable Rate Demand Civic Facility
   Revenue Bonds, Series 1999-C (St. Francis'
   Hospital, Poughkeepsie, New York Civic Facility),
   (The Bank of New York),
   6.82%, 10-5-00 ........................     4,000    4,000,000
 Putnam Hospital Center, Multi-Mode Revenue Bonds,
   Series 1999 (The Bank of New York),
   6.82%, 10-4-00 ........................     3,500    3,500,000
 Town of Hempstead, Industrial Development Agency,
   Variable Rate Demand Taxable Industrial
   Development Revenue Bonds, Series 1996
   (1500 Hempstead TPK, LLC Facility), (The
   Bank of New York),
   6.82%, 10-5-00 ........................     3,030    3,030,000
   Total .................................             23,340,000

North Carolina - 0.20%
 Wake Forest University, Taxable Variable Rate
   Demand Bonds, Series 1997 (Wachovia Bank, N.A.),
   6.62%, 10-4-00 ........................     1,800    1,800,000

Ohio - 1.70%
 State of Ohio, Taxable Solid Waste Revenue
   Bonds, Series 2000, Taxable (BP Exploration &
   Oil Inc. Project - BP Amoco P.L.C. Guarantor),
   6.56%, 10-4-00 ........................    15,000   15,000,000

Pennsylvania - 2.00%
 Montgomery County Industrial Development
   Authority, Federally Taxable Variable
   Rate Demand Revenue Bonds (Neose
   Technologies, Inc. Project), Series
   B of 1997 (First Union National Bank),
   6.619672%, 10-4-00 ....................     9,850    9,850,000
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (First Union National Bank),
   6.73%, 10-4-00 ........................     7,885    7,885,000
   Total .................................             17,735,000


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
SEPTEMBER 30, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Texas - 2.98%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   6.62%, 10-25-00 .......................   $16,500 $ 16,427,148
 Dallas Area Rapid Transit, Sales Tax Revenue
   Commercial Paper Notes, Series D
   (Westdeutsche Landesbank Girozentrale),
   6.54%, 10-11-00 .......................    10,000    9,981,833
   Total .................................             26,408,981

Virginia - 0.70%
 Virginia Health Services, Inc., Taxable
   Variable Rate Demand Bonds, Series 1998
   (Wachovia Bank, N.A.),
   6.62%, 10-4-00 ........................     6,200    6,200,000

TOTAL MUNICIPAL OBLIGATIONS - 33.28%                 $294,563,694
 (Cost: $294,563,694)

TOTAL INVESTMENT SECURITIES - 89.77%                 $794,580,469
 (Cost: $794,580,469)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 10.23%     90,588,546

NET ASSETS - 100.00%                                 $885,169,015


Notes to Schedule of Investments

Cost of investments owned is the same as that used for Federal income tax purposes.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value (Note 1)  ........     $794,580
 Cash   ............................................        3,852
 Receivables:
   Fund shares sold ................................       90,031
   Interest ........................................        5,685
 Prepaid insurance premium  ........................           25
                                                         --------
    Total assets  ..................................      894,173
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................        8,289
 Dividends payable  ................................          406
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          253
 Accrued management fee (Note 2)  ..................           20
 Accrued accounting services fee (Note 2)  .........            8
 Accrued service fee (Note 2)  .....................            2
 Other  ............................................           26
                                                         --------
    Total liabilities  .............................        9,004
                                                         --------
      Total net assets .............................     $885,169
                                                         ========
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000;
   Class A shares outstanding - 874,681
   Class B shares outstanding - 2,354
   Class C shares outstanding - 1,165
   Waddell & Reed Money Market Class C shares
    outstanding - 6,969
   Capital stock ...................................     $  8,852
   Additional paid-in capital ......................      876,317
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $885,169
                                                         ========
Net asset value, redemption and offering price
 per share for all classes  ........................        $1.00
                                                            =====


                       See notes to financial statements.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
(In Thousands)

                                          For the       For the
                                           fiscal     fiscal year
                                        period ended     ended
                                       September 30,    June 30,
                                            2000          2000
                                       -------------  -----------
Investment Income
Interest and amortization (Note 1B) ...     $13,722       $45,003
                                            -------       -------
 Expenses (Note 2):
   Investment management fee ..........         819         3,052
   Transfer agency and dividend disbursing:
    Class A ...........................         670         2,699
    Class B  ..........................           2             3
    Class C  ..........................           1             1
    Waddell & Reed Money Market Class C           2            15
   Accounting services fee ............          23            76
   Distribution fee:
    Class B  ..........................           6            13
    Class C  ..........................           2             2
    Waddell & Reed Money Market Class C          15            60
   Custodian fees .....................          22            96
   Service fee:
    Class B  ..........................           2             5
    Class C  ..........................           1             1
    Waddell & Reed Money Market Class C           5            19
   Audit fees .........................           7            11
   Legal fees .........................           2            29
   Other ..............................          87           302
                                            -------       -------
    Total expenses  ...................       1,666         6,384
                                            -------       -------
      Net investment income ...........      12,056        38,619
                                            -------       -------
       Net increase in net assets resulting
         from operations ..............     $12,056       $38,619
                                            =======       =======


                       See notes to financial statements.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                      For the     For the fiscal
                                      fiscal        year ended
                                   period ended      June 30,
                                   September 30, -----------------
                                       2000        2000      1999
Increase in Net Assets               ---------    ------    ------
 Operations:
   Net investment income ..........    $12,056   $38,619   $28,632
                                      --------  --------  --------
    Net increase in net assets
      resulting from operations ...     12,056    38,619    28,632
                                      --------  --------  --------
 Dividends to shareholders
   from net investment income:*
   Class A ........................    (11,900)  (38,178)  (28,425)
   Class B ........................        (40)      (81)      ---
   Class C ........................        (14)      (14)      ---
   Waddell & Reed Money Market
    Class C  ......................       (102)     (346)     (207)
                                      --------  --------  --------
                                       (12,056)  (38,619)  (28,632)
                                      --------  --------  --------
 Capital share transactions (Note 3)    89,956   123,445   135,314
                                      --------  --------  --------
   Total increase .................     89,956   123,445   135,314
Net Assets
 Beginning of period  .............    795,213   671,768   536,454
                                      --------  --------  --------
 End of period  ...................   $885,169  $795,213  $671,768
                                      ========  ========  ========
   Undistributed net investment
    income  .......................       $---      $---      $---
                                          ====      ====      ====

*See "Financial Highlights" on pages 16 - 19.


                       See notes to financial statements.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                     For the
                      fiscal
                      period   For the fiscal year ended June 30,
                     ended    -----------------------------------
                    9/30/00    2000   1999    1998   1997    1996
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                      ------  ------  ------  ------  ------  ------
Net investment
 income  ...........   0.0148  0.0511  0.0455  0.0484  0.0472  0.0487
Less dividends
 declared  .........  (0.0148)(0.0511)(0.0455)(0.0484)(0.0472)(0.0487)
                      ------  ------  ------  ------  ------  ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                     ======= ======= ======= ======= ======= =======
Total return........   1.50%   5.18%   4.67%   4.93%   4.80%   5.01%
Net assets, end of
 period (in
 millions)  ........    $875    $782    $667    $533    $514    $402
Ratio of expenses to
 average net
 assets  ...........   0.81%*  0.83%   0.83%   0.89%   0.87%   0.91%
Ratio of net
 investment income
 to average net
 assets  ...........   5.92%*  5.08%   4.54%   4.84%   4.70%   4.89%

*Annualized.
                       See notes to financial statements.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the        For the
                     fiscal         period
                    period         from 9/9/99*
                     ended         through
                    9/30/00        6/30/00
                    -------        --------
Net asset value,
 beginning of
 period  ...........  $1.00           $1.00
                      ------          ------
Net investment
 income  ...........   0.0133          0.0346
Less dividends
 declared  .........  (0.0133)        (0.0346)
                      ------          ------
Net asset value,
 end of period  ....  $1.00           $1.00
                     =======         =======
Total return........   1.37%           3.43%
Net assets, end of
 period (in
 millions)  ........      $2              $3
Ratio of expenses to
 average net
 assets  ...........   1.43%**         1.67%**
Ratio of net
 investment income
 to average net
 assets  ...........   5.29%**         4.49%**

 *Commencement of operations.
**Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the        For the
                     fiscal         period
                     period        from 9/9/99*
                      ended        through
                    9/30/00        6/30/00
                    -------        --------
Net asset value,
 beginning of
 period  ...........  $1.00           $1.00
                      ------          ------
Net investment
 income  ...........   0.0126          0.0335
Less dividends
 declared  .........  (0.0126)        (0.0335)
                      ------          ------
Net asset value,
 end of period  ....  $1.00           $1.00
                     =======         =======
Total return .......   1.29%           3.32%
Net assets, end of
 period (in
 millions)  ........  $1              $1
Ratio of expenses to
 average net
 assets  ...........   1.68%**         1.82%**
Ratio of net
 investment income
 to average net
 assets  ...........   5.05%**         4.45%**

 *Commencement of operations.
**Annualized.


                       See notes to financial statements.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS                       (A)
Waddell & Reed Money Market Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                    For the                                period
                    fiscal        For the fiscal             from
                    period      year ended June 30,       9-5-95*
                     ended   ---------------------------- through
                    9-30-00    2000   1999    1998   1997 6-30-96
                    -------  ------ ------  ------ ------ -------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                      ------  ------  ------  ------  ------  ------
Net investment
 income  ...........   0.0128  0.0426  0.0371  0.0403  0.0407  0.0312
Less dividends
 declared  .........  (0.0128)(0.0426)(0.0371)(0.0403)(0.0407)(0.0312)
                      ------  ------  ------  ------  ------  ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                     ======= ======= ======= ======= ======= =======
Total return........   1.30%   3.86%   3.79%   4.10%   4.13%   3.15%
Net assets, end of
 period (in
 millions)  ........      $7      $9      $5      $4      $4      $1
Ratio of expenses to
 average net
 assets  ...........   1.57%** 1.77%   1.60%   1.71%   1.48%   1.88%**
Ratio of net
 investment income
 to average net
 assets  ...........   5.15%** 4.63%   3.77%   4.03%   4.14%   3.76%**

 *Commencement of operations.
(A) **Annualized.
    See Note 3.
                       See notes to financial statements.

WADDELL & REED ADVISORS CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. Effective for the fiscal period ended September 30, 2000, the Fund changes its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C and Waddell & Reed Money Market C shares, the Fund pays WARSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check it processes. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     The Fund has adopted 12b-1 plans for Class B, Class C and Waddell & Reed Money Market C shares. Under the plans, the Fund pays W&R daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class. During the period ended September 30, 2000, W&R paid no sales commissions.

     During the period ended September 30, 2000, the Distributor received $3,370, $715 and $308 in deferred sales charges for Class B, Class C and Waddell & Reed Money Market C shares, respectively.

     The Fund paid Directors' fees of $6,610, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 -- Multiclass Operations

     The Fund offers three classes of shares: Class A, Class B, Class C and Waddell & Reed Money Market C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B and Class C shares are subject to a CDSC and to an ongoing distribution and service fee; Class B shares that have been held by a shareholder for seven years will convert automatically, at the end of the seventh calendar year following the first year of purchase, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative net asset values of the two classes; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Waddell & Reed Money Market Class B shares were combined with Waddell & Reed Money Market Class C shares effective March 24, 2000 and were redesignated Waddell & Reed Money Market Class C shares.

     Transactions in capital stock are summarized below. Amounts are in thousands. The number of shares transacted during the periods corresponds to the dollar amounts included in this table because shares are recorded at $1.00 per share.

                            For the
                      fiscal period        For the fiscal
                              ended     year ended June 30,
                      September 30,  --------------------------
                               2000          2000          1999
                       ------------  ------------  ------------
Value issued from sale
 of shares:
 Class A  ............   $1,354,210    $5,022,749    $2,528,520
 Class B .............          893         8,764           ---
 Class C .............          879         1,548           ---
 Waddell & Reed Class B         ---        13,885        12,293
 Waddell & Reed Class C         340        22,158           ---
Value issued from
 reinvestment of dividends:
 Class A  ............       11,295        35,182        27,258
 Class B .............           41            75           ---
 Class C .............           13            13           ---
 Waddell & Reed Class B         ---           173           195
 Waddell & Reed Class C         100           139           ---
Value redeemed:
 Class A  ............   (1,272,641)   (4,943,269)   (2,421,463)
 Class B .............       (2,022)       (5,397)          ---
 Class C .............         (649)         (640)          ---
 Waddell & Reed Class B         ---       (18,671)      (11,489)
 Waddell & Reed Class C      (2,503)      (13,264)          ---
                           --------    ----------    ----------
Increase in
 outstanding capital      $  89,956    $  123,445    $  135,314
                           ========    ==========    ==========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Cash Management, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Cash Management, Inc. (the "Fund") as of September 30, 2000, and the related statements of operations for the fiscal period then ended and the fiscal year ended June 30, 2000, the statements of changes in net assets for the fiscal period ended September 30, 2000, and each of the two fiscal years in the period ended June 30, 2000, and the financial highlights for the fiscal period ended September 30, 2000 and for each of the five fiscal years in the period ended June 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Cash Management, Inc. as of September 30, 2000, the results of its operations for the fiscal period then ended and the fiscal year ended June 30, 2000, the changes in its net assets for the fiscal period ended September 30, 2000, and each of the two fiscal years in the period ended June 30, 2000, and the financial highlights for the fiscal period ended September 30, 2000, and for each of the five fiscal years in the period ended June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
November 3, 2000

INCOME TAX INFORMATION
September 30, 2000

     Dividends are taxable to shareholders and are reportable in your Federal income tax returns for the years in which the dividends were received or reinvested.

     Statements as to the tax status of each investor's dividends will be mailed annually.

     Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business.

     Shareholders are advised to consult with their tax advisers concerning the tax treatment of dividends from the Fund.

Corporations:
     The dividends are not eligible for the dividends received deduction.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Mira Stevovich, Vice President

The Waddell & Reed Advisors Group of Mutual Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

----------------------------------
FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  Toll-Free - (800)366-5465
  Local - (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

NUR1010A(9-00)